UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2010
LINN ENERGY, LLC
(Exact name of registrant as specified in its charters)

Delaware (State or other jurisdiction of incorporation or organization)	000-51719 (Commission File Number)	65-1177591 (IRS Employer Identification No.)

600 Travis, Suite 5100
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (281) 840-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD
     On December 8, 2010, Linn Energy, LLC (the “Company”) issued a press release announcing its 2011 capital budget. A copy of the press release is attached hereto as Exhibit 99.1.
     On December 8, 2010, the Company issued a press release announcing a public offering by the Company of 10,000,000 units representing limited liability company interests of the Company (the “Proposed Offering”) pursuant to an effective shelf registration statement on Form S-3ASR filed with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.2.
     On December 8, 2010, the Company updated its distribution coverage ratio to give effect to the issuance of 10,000,000 units in the Proposed Offering:

	2010E	2011E (1)

Average Daily Production (MMcfe/d)	262	360

EBITDA	$717	$890

Distributable Cash Flow / Unit (2)(3)	$3.08	$3.32

Distribution / Unit (2)	$2.58	$2.64

Coverage	1.20x	1.26x

(1)	Financial and operational estimates for 2011 assume the closing of the Proposed Offering.

(2)	Reflects distributions of $0.63 per unit for the first and second quarters of 2010 and $0.66 per unit for the third quarter of 2010. Assumes current distribution rate of $0.66 per unit for the fourth quarter of 2010 and for each quarter of 2011 ($2.64 per unit on an annualized basis).

(3)	Distributable cash flow per unit calculations assume 143.8 million and 157.4 million units outstanding for 2010 and 2011, respectively.
     This current report includes “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements include but are not limited to forward-looking statements about the Proposed Offering and future distribution coverage ratios and other guidance included in this press release. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to market conditions, satisfaction of closing conditions, the Company’s financial performance and results, future equity issuances, changes in distribution levels and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission. See “Risk Factors” in the Company’s Annual Report filed on Form 10-K and other public filings. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release of Linn Energy, LLC dated December 8, 2010.

99.2	Press Release of Linn Energy, LLC dated December 8, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC
Date: December 8, 2010	By:	/s/ Charlene A. Ripley
Charlene A. Ripley
Senior Vice President, General Counsel and Corporate Secretary